UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2021

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 Waples Mill Road, South Tower 210, Fairfax, Virginia	22030
(Address of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Item 2.02 Results of Operations and Financial Condition.

On November 15, 2021, WidePoint Corporation (the “Company”) conducted a conference call to discuss its financial results for the third quarter ended September 30, 2021. A copy of the transcript of such conference call is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on November 15, 2021, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2021. A copy of the Company’s press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2021, Kellie Kim, the Company’s Chief Financial Officer (“CFO”), notified the Company that she plans to resign from her position with the Company to devote more time to her family and other personal interests. Ms. Kim will remain as CFO until the Company’s completion of Form 10-K filing in 2022 and will actively participate in the process to evaluate a full slate of candidates. She will continue to assist the Company as a consultant following her departure as CFO.  Ms. Kim’s departure is not due to a conflict or disagreement with the Company or the Company’s operations, policies or procedures.  The Company thanks Ms. Kim for her service and wishes her well in her future endeavors.

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 99.1	Transcript of Conference Call
Exhibit 99.2	Earnings Press Release dated November 15, 2021
104	Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

Date: November 16, 2021	/s/ Jin Kang
Jin Kang
Chief Executive Officer

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